EX-99.1



[GRAPHIC OMITTED]                                                 NEWS RELEASE
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                2000 WESTCHESTER AVENUE, PURCHASE NEW YORK, 10577 o 914-701-8400




FOR IMMEDIATE RELEASE:

Contacts:  Alan Caminiti 914-701-8400 (Media)
           Dan Loh 914-701-8210 (Investors)


                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
                          REPORTS PRELIMINARY DECEMBER
                      SYSTEM STATISTICS AND TRAFFIC RESULTS

         DECEMBER BLOCK HOURS DECLINE 10.2%, YEAR-TO-DATE HOURS UP 2.1%

PURCHASE, N.Y., JANUARY 31, 2006 - Atlas Air Worldwide Holdings, Inc. (AAWW) (OTC: AAWW.PK), a leading provider of global air cargo services, today reported preliminary system statistics and traffic results for December 2005 and for the 12-month period ended December 31, 2005.

Results for the reported periods reflect AAWW's active efforts to maximize profit and minimize risk by optimizing the allocation of available capacity among the Company's four service types in line with prevailing business opportunities and market conditions.

Results for the 12-month period also reflect the impact of a strike - principally affecting the Scheduled Service business segment - by crewmembers of AAWW's Polar Air Cargo, Inc. subsidiary that began on September 16 and ended on October 5.

Total block-hour activity during December decreased 10.2% compared with the same month in 2004, while the average number of aircraft operated remained constant.

Block hours operated in the ACMI segment decreased 8.6% year over year, while Military Charter segment hours increased 16.4% and Commercial Charter segment hours decreased 38.3%. Within the Scheduled Service business segment, traffic (as measured by revenue ton miles "RTM's") decreased 15.8% year over year, while capacity (as measured by available ton miles "ATM's") decreased 18.0% year over year, resulting in an increased load factor of 65.4% in December compared with 63.7% in December 2004.

During December, AAWW operated an average of 39.0 widebody 747 aircraft compared with an average of 39.0 in December 2004.

Total block-hour activity for the 12 months ended December 31, 2005, increased 2.1% versus the 12 months ended December 31, 2004, while the average number of aircraft operated rose 3.4%.

Block hours operated in the ACMI segment rose 19.0% during 2005, while Military Charter segment hours increased 31.0% and Commercial Charter segment hours grew 25.8%. Within the Scheduled Service business segment, traffic decreased 30.0% (in RTM terms) versus the 12 months ended December 31, 2004, and capacity (in ATM's) decreased 33.1%, resulting in an increased load factor of 65.7% for the 2005 period compared with 62.7% for the 2004 period.

For the 12 months ended December 31, 2005, AAWW operated an average of 39.0 widebody 747 aircraft versus an average of 37.7 aircraft in the 12 months ended December 31, 2004.

The preliminary system statistics and traffic results tables that follow do not constitute financial statements, were not prepared in accordance with generally accepted accounting principles, and do not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended, or any other prescribed form or format. AAWW cautions readers not to place undue reliance upon the information contained in these statistics and results, which may be adjusted from time to time.

These statistics and results, which have not been audited, may not be indicative of AAWW's financial statements in reports that would be required to be filed pursuant to the Securities Exchange Act of 1934, as amended.

ABOUT ATLAS AIR WORLDWIDE HOLDINGS, INC.:

AAWW is the parent company of Atlas Air, Inc. (Atlas) and Polar Air Cargo, Inc. (Polar), which together operate the world's largest fleet of Boeing 747 freighter aircraft.

AAWW, through its principal subsidiaries Atlas and Polar, offers scheduled air cargo service, cargo charters, military charters, and ACMI aircraft leasing in which customers receive a dedicated aircraft, crew, maintenance and insurance on a long-term lease basis.

AAWW's press releases, SEC filings and other information may be accessed through the Company's home page, www.atlasair.com.

This release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect AAWW's current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the "companies") that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies' ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the continued availability of our widebody aircraft; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs and relations; financing costs; the cost and availability of war risk insurance; our ability to remedy weaknesses in our internal controls over financial reporting; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; weather conditions; government legislation and


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

regulation; consumer perceptions of the companies' products and services; pending and future litigation; the market acceptance of AAWW's new common stock; and other risks and uncertainties set forth from time to time in AAWW's reports to the United States Securities and Exchange Commission.

For additional information, we refer you to the risk factors set forth under the heading "Risk Factors" in the Annual Report on Form 10-K filed by AAWW with the Securities and Exchange Commission on June 30, 2005, as updated by the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 9, 2005. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

                                      * * *























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


                          ATLAS AIR WORLDWIDE HOLDINGS
                 PRELIMINARY SYSTEM STATISTICS & TRAFFIC RESULTS

                                                                                  2005

OPERATING
STATISTICS               JAN          FEB         MAR          APR          MAY          JUNE         JULY          AUG         SEP
Operating Fleet (average during the month)*
  Aircraft
  count(1)              39.4         39.0        39.0         39.0         39.0          39.0         39.0         39.0        39.0

BLOCK HOURS

  Scheduled
    Service          2,940.1      2,682.5     3,460.0      3,688.5      3,002.1       3,244.1      3,465.3      3,511.1     1,995.7
  Commercial
    Charter            494.5        467.3       270.9        336.2        262.8         399.3        408.7        508.9       446.1
  Military
    Charter          2,241.8      1,952.3     2,036.9      2,277.9      2,632.3       2,597.0      2,728.7      2,624.9     2,840.5
  ACMI               6,927.5      5,919.2     7,639.9      7,843.7      7,508.8       7,258.8      7,217.5      6,856.3     6,729.7

  Non Revenue           72.3         71.2       120.5         54.9         85.7          62.4         35.1         67.9        78.9
                   ---------    ---------   ---------    ---------     --------     ---------    ---------     --------    --------

Total Block
  Hours             12,676.2     11,092.5    13,528.1     14,201.2     13,491.6      13,561.7     13,855.2     13,569.0    12,090.8

SCHEDULED
SERVICE TRAFFIC

  RTM's (000's)    101,851.3    101,328.8   133,485.7    141,103.7    117,387.0     127,139.9    132,162.7    132,895.4    78,548.6
  ATM's (000's)    170,036.1    157,362.5   202,299.3    214,324.1    176,118.2     189,743.3    202,443.9    202,902.3   113,822.9
  Load Factor          59.9%        64.4%       66.0%        65.8%        66.7%         67.0%        65.3%        65.5%       69.0%

(1) Operating Fleet excludes the following aircraft count that are dry leased or out of service:

  Dry Leased             3.3          3.0         3.0          3.0          3.0           3.0          3.0          3.0         3.0
  Out of
    Service*             0.3          1.0         1.0          1.0          1.0            --           --           --          --

                                           2005

OPERATING
STATISTICS                  OCT         NOV          DEC           Y-T-D
Operating Fleet (average during the month)*
  Aircraft
  count(1)                 39.0        39.0         39.0            39.0

BLOCK HOURS

  Scheduled
    Service             2,698.2     3,513.4      2,973.8        37,174.8
  Commercial
    Charter               939.8     1,073.3        649.3         6,257.0
  Military
    Charter             2,728.8     2,501.8      2,143.0        29,305.7
  ACMI                  6,663.9     6,594.9      6,521.8        83,682.1

  Non Revenue              77.8        61.2         52.1           839.9
                      ---------    --------     --------       ---------

Total Block
  Hours                13,108.5    13,744.5     12,340.1       157,259.4

SCHEDULED
SERVICE TRAFFIC

  RTM's (000's)       104,520.0   134,256.7    110,185.5     1,414,865.4
  ATM's (000's)       156,169.4   201,416.2    168,488.5     2,155,126.8
  Load Factor             66.9%       66.7%        65.4%           65.7%

(1) Operating Fleet excludes the following aircraft count that are dry leased or out of service:

  Dry Leased                3.0         3.0          3.0             3.0
  Out of
    Service*                 --          --           --             0.4

* Includes the impact of one aircraft that was damaged and removed from service on January 24 with respect to which AAWW negotiated a cash-in-lieu-of-repair settlement with its insurance carriers.

                                                                                   2004

OPERATING
STATISTICS               JAN          FEB         MAR          APR          MAY          JUNE         JULY        AUG         SEP
Operating Fleet (average during the month)
  Aircraft
  count(1)              40.0         38.8        38.0         37.9         36.1          36.0         36.3       36.6        37.2

BLOCK HOURS

  Scheduled
    Service          4,199.5      4,666.3     5,043.9      5,111.1      4,721.7       4,541.3      4,513.3    4,420.0     4,831.4
  Commercial
    Charter            264.8        209.4       134.4        203.1        187.7         268.2        209.2      308.2       373.3
  Military
    Charter          1,212.6      1,583.6     1,740.7      1,851.6      2,072.5       2,313.0      2,319.5    2,046.3     1,831.8
  ACMI               4,245.2      5,064.6     6,401.9      5,468.4      5,279.9       4,994.1      5,667.0    5,433.8     5,964.9

  Non Revenue           84.6        115.5       100.6         83.3        112.4          94.0        125.8      109.7        92.5
                   ---------    ---------   ---------    ---------     --------     ---------    ---------  ---------   ---------

Total Block
  Hours             10,006.6     11,639.4    13,421.4     12,717.5     12,374.2      12,210.7     12,834.8   12,318.0    13,093.8

SCHEDULED
SERVICE TRAFFIC

  RTM's (000's)    127,448.4    167,848.2   194,438.5    186,932.1    177,657.0     165,344.4    174,701.0  170,770.7   176,731.6
  ATM's (000's)    243,013.5    274,480.2   297,731.1    301,720.2    277,574.7     267,078.8    266,511.8  259,751.8   281,956.4
  Load Factor          52.4%        61.2%       65.3%        62.0%        64.0%         61.9%        65.6%      65.7%       62.7%

(1) Operating Fleet excludes the following aircraft count that are dry leased or out of service:

  Dry Leased             4.0          4.0         4.0          4.0          4.0           4.0          4.0        4.0         4.0
  Out of
  Service                7.0          7.0         4.6          4.0          4.0           4.0          3.7        3.0         1.8


                                        2004

OPERATING
STATISTICS                OCT         NOV        DEC           Y-T-D
Operating Fleet (average during the month)
  Aircraft
  count(1)               38.0        39.0       39.0            37.7

BLOCK HOURS

  Scheduled
    Service           5,364.5     4,103.6    3,594.6        55,111.2
  Commercial
    Charter             716.6     1,045.9    1,052.3         4,973.0
  Military
    Charter           1,615.7     1,947.7    1,840.9        22,375.8
  ACMI                6,804.7     7,879.5    7,138.8        70,342.5

  Non Revenue           52.9         88.1      116.3         1,175.7
                    ---------   ---------  ---------     -----------

Total Block
  Hours              14,554.4    15,064.7   13,742.8       153,978.1

SCHEDULED
SERVICE TRAFFIC

  RTM's (000's)     192,884.4   153,329.5  130,817.8     2,021,903.7
  ATM's (000's)     311,611.3   236,154.1  205,357.9     3,222,942.0
  Load Factor           61.9%       66.2%      63.7%           62.7%

(1) Operating Fleet excludes the following aircraft count that are dry leased or out of service:

  Dry Leased              4.0         4.0        4.0             4.0
  Out of
  Service                 1.0          --         --             3.3


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

                          ATLAS AIR WORLDWIDE HOLDINGS
                 PRELIMINARY SYSTEM STATISTICS & TRAFFIC RESULTS

                         PERCENTAGE CHANGE 2005 VS. 2004

OPERATING
STATISTICS            JAN      FEB      MAR     APR      MAY       JUNE       JULY        AUG         SEP        OCT
Operating Fleet (average during the month)
  Aircraft
  count(1)         (1.5%)     0.4%     2.6%    2.8%     8.0%       8.3%       7.6%       6.5%        4.8%       2.6%

BLOCK HOURS

  Scheduled
    Service       (30.0%)  (42.5%)  (31.4%) (27.8%)  (36.4%)    (28.6%)    (23.2%)    (20.6%)     (58.7%)    (49.7%)
  Commercial
    Charter         86.8%   123.2%   101.5%   65.6%    40.0%      48.9%      95.3%      65.1%       19.5%      31.1%
  Military
    Charter         84.9%    23.3%    17.0%   23.0%    27.0%      12.3%      17.6%      28.3%       55.1%      68.9%
  ACMI              63.2%    16.9%    19.3%   43.4%    42.2%      45.3%      27.4%      26.2%       12.8%     (2.1%)

  Non Revenue     (14.6%)  (38.4%)    19.7% (34.1%)  (23.7%)    (33.6%)    (72.1%)    (38.1%)     (14.7%)      47.0%
                  -------  -------   -----  -------  ------- -- -------    -------    -------     -------      -----

Total Block
  Hours             26.7%   (4.7%)     0.8%   11.7%     9.0%      11.1%       8.0%      10.2%      (7.7%)     (9.9%)

SCHEDULED
SERVICE TRAFFIC

  RTM's (000's)   (20.1%)  (39.6%)  (31.3%) (24.5%)  (33.9%)    (23.1%)    (24.3%)    (22.2%)     (55.6%)    (45.8%)
  ATM's (000's)   (30.0%)  (42.7%)  (32.1%) (29.0%)  (36.6%)    (29.0%)    (24.0%)    (21.9%)     (59.6%)    (49.9%)
  Load Factor     7.5 pts  3.2 pts  0.7 pts 3.9 pts  2.6 pts    5.1 pts   -0.3 pts   -0.2 pts     6.3 pts    5.0 pts

(1) Operating Fleet excludes the following aircraft count that are dry leased or out of service:

  Dry Leased      (16.9%)  (25.0%)  (25.0%) (25.0%)  (25.0%)    (25.0%)    (25.0%)    (25.0%)     (25.0%)    (25.0%)
  Out of
  Service         (96.3%)  (85.7%)  (78.2%) (75.0%)  (75.0%)   (100.0%)   (100.0%)   (100.0%)    (100.0%)   (100.0%)

OPERATING
STATISTICS                NOV           DEC           Y-T-D
Operating Fleet (average during the month)
  Aircraft
  count(1)               0.0%           0.0%            3.4%

BLOCK HOURS

  Scheduled
    Service            (14.4%)     (17.3%)         (32.5%)
  Commercial
    Charter              2.6%      (38.3%)           25.8%
  Military
    Charter             28.4%       16.4%           31.0%
  ACMI                 (16.3%)      (8.6%)           19.0%

  Non Revenue          (30.6%)     (55.2%)         (28.6%)
                       ------      -------         -------

Total Block
  Hours                 (8.8%)     (10.2%)            2.1%

SCHEDULED
SERVICE TRAFFIC

  RTM's (000's)        (14.1%)     (15.8%)         (30.0%)
  ATM's (000's)        (14.7%)     (18.0%)         (33.1%)
  Load Factor          0.5 pts     1.7 pts         2.9 pts

(1) Operating Fleet excludes the following aircraft count that are dry leased or out of service:

  Dry Leased           (25.0%)     (25.0%)         (24.3%)
  Out of
  Service                  NM         NM         (89.4%)

Note: All calculations presented in the tables above are based on unrounded numbers.







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